SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 5, 2003


                          Thoroughbred Interests, Inc.
             (Exact name of registrant as specified in its charter)



         Nevada                  000-30949                  61-1342734
 (State of Incorporation)    (Commission File No.)     (IRS Employer I.D. No.)



    127 South Sixth Street, Louisville, KY                     40202
   (Address of Principal Executive Office)                   (Zip code)



                                  502-584-4434
               Registrant's telephone number, including area code:


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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure its press release regarding Fiscal Year 2002 Earnings Report.

  Exhibit No.      Document Description



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Thoroughbred Interests, Inc.
                                               Registrant



Date:    May 5, 2003                   /s/ James D. Tilton,
                                       ----------------------------------
                                       Chairman, President, Secretary & CEO
                                       (Principal Executive Officer & Principal
                                       Financial & Accounting Officer)